Exhibit 99.1

Corporate Development Supply Chain Sales Finance Legal Operations Human Resources Dv Sc Sa Fi Le Op Hr CF Industries Holdings, Inc. NYSE: CF Investor/Analyst Day Tampa, Florida November 2008

2 Investor/Analyst Day November 2008 For CF Industries Today . . . Steve Wilson Chairman, President & CEO

3 Investor/Analyst Day November 2008 Welcome to CF Industries’ First Investor Day ! Our Schedule This morning: an overview of agricultural markets and our strategies to serve them This afternoon: a visit to our Hardee County phosphate mine and beneficiation plant Tomorrow: a tour of our Plant City chemical plant

4 Investor/Analyst Day November 2008 Safe Harbor Statement Certain statements contained in this presentation may constitute “forward-looking statements” within the meaning of federal securities laws. All statements in this presentation, other than those relating to historical information or current condition, are forward-looking statements. These forward-looking statements are subject to a number of risks and uncertainties, many of which are beyond our control, which could cause actual results to differ materially from such statements. These risks and uncertainties include: the relatively expensive and volatile cost of North American natural gas; the cyclical nature of our business and the agricultural sector; changes in global fertilizer supply and demand and its impact on the selling price of our products; the nature of our products as global commodities; intense global competition in the consolidating markets in which we operate; conditions in the U.S. agricultural industry, including the impact of the current global credit crisis and general economic conditions on the liquidity of our customers and farmers; weather conditions; our inability to accurately predict seasonal demand for our products; the concentration of our sales with certain large customers; the impact of changing market conditions on our forward pricing program; the reliance of our operations on a limited number of key facilities; the significant risks and hazards against which we may not be fully insured; reliance on third party transportation providers; unanticipated adverse consequences related to the expansion of our business; our inability to expand our business, including the significant resources that could be required; potential liabilities and expenditures related to environmental and health and safety laws and regulations; our inability to obtain or maintain required permits and governmental approvals; acts of terrorism; difficulties in securing the supply and delivery of raw materials we use and increases in their costs; losses on our investments in securities; loss of key members of management and professional staff; and the other risks and uncertainties included from time to time in our filings with the Securities and Exchange Commission. We undertake no obligation to update or revise any forward-looking statements.

5 Investor/Analyst Day November 2008 Overview of World Agricultural and Fertilizer Markets Glen Buckley Chief Economist Director, Agri-Business Analysis

6 Investor/Analyst Day November 2008 Presentation Overview Deciphering crop balances and economics Corn vs. beans: drivers & misconceptions Acreage outlook for ‘09 Fundamentals still drive outlook The volatile fertilizer market What drove prices up – and then down  Key drivers to watch: short term and long term

7 Investor/Analyst Day November 2008 Crop Balances and Economics Let’s Talk About Corn

8 Investor/Analyst Day November 2008 Source: USDA USGC +200 MM bu. Yield Not Settled Crop Balances and Economics Questions Remain, But No Matter The Scenario, Ending Stocks Are Low Marketing Years Proj. Change (Yr. Beg. - Sept. 1) 2007/08 2008/09 2007 - 08 Planted Area 93.6 85.9 -7.7 Harvested Area 86.5 78.2 -8.3 Yield 151.1 153.8 2.7 Beginning Stocks 1,304 1,624 320 Production 13,074 12,020 -1,054 Imports 20 15 -5 Total supply 14,398 13,659 -739 Feed use 5,974 5,300 -674 Food/Seed/Ind. 4,364 5,335 971 Ethanol 3,026 4,000 974 Domestic Use 10,338 10,635 297 Exports 2,436 1,900 -536 Total usage 12,774 12,535 -239 Ending Stocks 1,624 1,124 -500 Avg. Farm Prices $4.20 $4.40 $0.20

9 Investor/Analyst Day November 2008 Old supply/demand price models no longer work Futures prices reflect commodity markets, not crop fundamentals Average farm level prices may (or may not) reflect farm values Crop Balances and Economics Corn Acreage Will Depend On Price – But Which Price?

10 Investor/Analyst Day November 2008 $1.00 $1.50 $2.00 $2.50 $3.00 $3.50 $4.00 $4.50 $5.00 0% 10% 20% 30% 40% 50% 60% 70% ‘08 ‘07 Demand Driven Markets ‘06 Supply Driven Markets ‘95 ‘83 ‘85 Source: USDA Crop Balances and Economics Structural Shift From Supply- To Demand-Driven Market Means Old Models Don’t Work Anymore

11 Investor/Analyst Day November 2008 Crop Balances and Economics Corn Cash Prices and Futures Aren’t Converging $3.00 $4.00 $5.00 $6.00 $7.00 $8.00 1/24 2/21 3/20 4/17 5/15 6/12 7/10 8/7 9/4 10/2 10/30 Nearby Futures Monthly Average Cash

12 Investor/Analyst Day November 2008 $2.00 $3.00 $4.00 $5.00 $6.00 $7.00 $8.00 JAN MAR MAY JUL Mar. 08 May 08 July 08 Sept. 08 Contract High Contract Settle Contract Low Source: USDA, CBOT Crop Balances and Economics Corn Futures Cash and Futures Aren’t Converging Cash Price

13 Investor/Analyst Day November 2008 0.0 0.2 0.4 0.6 0.8 1.0 1.2 1.4 Jan-02 Jan-03 Jan-04 Jan-05 Jan-06 Jan-07 Jan-08 Hedge/Index Funds In Hedge/Index Funds Out Source: CFTC Crop Balances and Economics Corn Futures – Long Positions: As Non-Traditional Interest Exits, A Return To Stability? Contracts (MM) Commercial Non-Commercial

14 Investor/Analyst Day November 2008 Corn Soybeans Revenue Yield (bu/acre) 156.50 42.20 CBOT New Crop ‘09 4.34 9.18 Total Revenue $679.21 $387.40 Costs (per acre) Non-Land Variable Costs Fertilizers $181.53 $22.61 Crop Protection - Herbicides $28.93 $16.17 Seed Costs $60.96 $49.77 Other (Interest, Insurance, Etc.) $78.77 $44.26 Total Variable Costs $350.18 $132.81 Fixed Costs $127.36 $100.37 Total Land Costs $101.04 $104.40 Total Cost $578.58 $337.58 Returns over: Variable Cost $329.03 $254.58 Variable Cost w/Land $227.99 $150.19 Total Cost $100.63 $49.81 Source: USDA, Doane, CF CBOT Dec ‘09 11/12 Close Corn + $70 Crop Balances and Economics Crop Returns: Strongly Favor Corn

15 Investor/Analyst Day November 2008 Corn Soybeans Revenue Yield (bu/acre) 167.5 46.0 Price 4.34 9.18 Total Revenue $726.75 $422.27 Costs (per acre) Non-Land Variable Costs Fertilizers $215.73 $27.73 Crop Protection - Herbicides $31.50 $16.32 Seed Costs $61.40 $59.39 Other (Interest, Insurance, Etc.) $65.89 $46.74 Total Variable Costs $374.53 $150.19 Fixed Costs $118.41 $97.04 Land Costs $147.35 $152.24 Total Cost $640.28 $399.48 Returns over: Variable Cost $352.23 $272.08 Variable Cost w/Land $204.88 $119.84 Total Cost $86.47 $22.79 Midwest Yields + 16 bu. Returns still high Source: USDA, Doane, CF Crop Balances and Economics Higher Land Cost In Midwest More Than Offset By Higher Yields & Returns Land Cost + $85 / Acre

16 Investor/Analyst Day November 2008 0 50 100 150 200 250 300 350 400 ‘00 ‘01 ‘02 ‘03 ‘04 ‘05 ‘06 ‘07 ‘08 ‘09 $/Acre Source: USDA, Doane, CF Crop Balances and Economics Estimated Corn Returns Over Variable Cost: Down From 2008, But Double Historic Average

17 Investor/Analyst Day November 2008 Source: USDA, Doane 50 60 70 80 90 100 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 10-Yr Historic Avg. = 79.1 MM Acres 93.6 85.9 89.0 MM Acres Crop Balances and Economics U.S. Corn Acreage Outlook Remains Positive

18 Investor/Analyst Day November 2008 0 50 100 150 200 250 300 1990 1995 2000 2005 2010 2015 2020 Swine 1.5% Beef 1.9% Poultry 3.2% % Growth Feed Conversion Beef 4.2 Pork 2.8 Poultry 1.6 MM Tonnes Source: USDA, CF Crop Balances and Economics Demand Driven By Population And Improving Diets

19 Investor/Analyst Day November 2008 200 400 600 800 1000 1200 ‘90 ‘92 ‘94 ‘96 ‘98 ‘00 ‘02 ‘04 ‘06 ‘08 5% 10% 15% 20% 25% 30% Source: USDA, Doane Consumption Production Ending Stocks (Right Axis) MM Tonnes Crop Balances and Economics World Coarse Grain Fundamentals: Ending Stocks Remain At Record Low Levels Stocks to Use

20 Investor/Analyst Day November 2008 -$0.50 -$0.25 $0.00 $0.25 $0.50 $0.75 15-Feb 14-Mar 11-Apr 9-May 6-Jun 3-Jul 1-Aug 29-Aug 26-Sep 24-Oct Iowa Nebraska Illinois South Dakota Source: USDA, ACE, CF Crop Balances and Economics Ethanol: Cash Margins Volatile, But Positive

21 Investor/Analyst Day November 2008 Obama: “I have supported and advocated an expansion of the Renewable Fuels Standard” According to RFA, “the new Senate is likely to be even more supportive of ethanol than the previous senate.” Crop Balances and Economics Obama On Ethanol October 11, 2008 ProFarmer Illustration: Greg Halbert

22 Investor/Analyst Day November 2008 $1.00 $1.50 $2.00 $2.50 $3.00 $3.50 $4.00 $4.50 $5.00 $5.50 $6.00 ‘98 ‘99 ‘00 ‘01 ‘02 ‘03 ‘04 ‘05 ‘06 ‘07 ‘08 ‘09 ‘10 ‘11 ‘12 $/Bu Source: Doane, CF Doane Projection Crop Balances and Economics Corn Prices: Recent Projections May Be Conservative Double Historic Average

23 Investor/Analyst Day November 2008 Record net cash farm income of $101.3 billion for 2008 0 10 20 30 40 50 60 70 80 90 100 110 ‘90 ‘92 ‘94 ‘96 ‘98 ‘00 ‘02 ‘04 ‘06 ‘08 Income Ex- Gov’t Payments Government payments Crop Balances and Economics Record Farm Income U.S. Net Cash Farm Income Bln $ Source: USDA

24 Investor/Analyst Day November 2008 0 20 40 60 80 100 120 140 160 180 ‘81 ‘84 ‘87 ‘90 ‘93 ‘96 ‘99 ‘02 ‘05 ‘08 N P K Source: USDA, ACE, CF MM Tonnes Crop Balances and Economics Growth In Crop Production = Growth In World Fertilizer Demand

25 Investor/Analyst Day November 2008 Let’s Talk About Fertilizers The Volatile 2008 Fertilizer Market

26 Investor/Analyst Day November 2008 200 400 600 800 1,000 1/3 1/31 2/28 3/27 4/24 5/22 6/19 7/17 8/14 9/11 10/9 11/6 US Gulf Middle East Yuzhny (Prills) Source: Green Markets “China export tax” “Brazil buying, expectations for India” $/Tonne The Volatile 2008 Fertilizer Market World Urea Prices: China’s Tax, Brazil’s Buying, And India’s Shadow Calendar Year 2008

27 Investor/Analyst Day November 2008 0 50 100 150 200 250 300 350 400 J F M A M J J A S O N D 2007 2008 Calendar Year 000 Tonnes The Volatile 2008 Fertilizer Market Brazil Urea Imports By Month Source: Industry Publications Projected

28 Investor/Analyst Day November 2008 0 10 20 30 40 ‘98 ‘99 ‘00 ‘01 ‘02 ‘03 ‘04 ‘05 ‘06 ‘07 ‘08 0% 5% 10% 15% 20% 25% India Rest of World % of World Trade Source: Fertecon, CRU, CF MM Tonnes The Volatile 2008 Fertilizer Market World Urea Trade: Expectations For Record Import Demand In India

29 Investor/Analyst Day November 2008 200 400 600 800 1,000 1/3 1/31 2/28 3/27 4/24 5/22 6/19 7/17 8/14 9/11 10/9 11/6 US Gulf Middle East Yuzhny (Prills) “World Market Collapses Source: Green Markets The Volatile 2008 Fertilizer Market India Delays Buying; Brazil Stocks Soar; U.S., Latin America, and Europe Stay On Sidelines Calendar Year 2008 $/Tonne

30 Investor/Analyst Day November 2008 0.0 0.5 1.0 1.5 2.0 2.5 3.0 3.5 Apr May Jun Jul Aug Sep India Fertilizer Year (Year Beg. April 1) Fertilizer Year 07/08 Fertilizer Year 08/09 Imports down 957,000 tonnes Source: FAI The Volatile 2008 Fertilizer Market Indian Urea Imports: Buyers Delay And April/September Demand Falls By Almost 1 Million Tonnes MM Tonne

31 Investor/Analyst Day November 2008 April-Sep Oct-Mar Total Fertilizer Year 07-08 Production 9.78 10.34 20.12 Imports 3.39 3.54 6.93 App. Demand 13.17 13.89 27.05 Fertilizer Year 08-09 Production 9.92 10.64 20.56 Imports 2.43 4.55 6.98 App. Demand 12.35 15.19 27.54 Indian Fertilizer Year (MM Tonnes) Imports down by 957,00 tonnes Imports will need to increase by roughly the same to meet demand Source: Fertecon, FAI The Volatile 2008 Fertilizer Market India Urea Supply/Demand: Substantial Tonnage Required To Close The Balance

32 Investor/Analyst Day November 2008 Prod Imports Supply Jul-Sep 0.77 1.22 1.99 Oct-June 2.14 5.03 7.17 Total 2.92 6.25 9.17 Fertilizer Year 09 (MM Tons) U.S. will have to import significant tons prior to spring to meet projected demand Source: TFI, CF The Volatile 2008 Fertilizer Market U.S. Dry Urea Supply/Demand: U.S. Needs Substantial Tonnage To Meet Spring Demand

33 Investor/Analyst Day November 2008 0.0 0.5 1.0 1.5 2.0 Q107 Q2 Q3 Q4 Q108 Q2 Q3 Q4 Average = 834,000 Source: Industry Publications The Volatile 2008 Fertilizer Market World Urea Production Outages: Low Prices Drive Marginal Capacity Out of Production MM Product Tonnes

34 Investor/Analyst Day November 2008 0 100 200 300 400 500 W. Europe (Contract Gas) W. Europe (Spot) Romania Ukraine U.S. Spot Market ($/Tonne FOB) Source: Fertecon, CF The Volatile 2008 Fertilizer Market World Urea Supply Cost: World Price Falls Below Cost Of Marginal Producers $ per tonne

35 Investor/Analyst Day November 2008 The Volatile Urea Market Market appears to be at the bottom (STC Tender) Production outages Required import demand – India, U.S., Latin America However, still some major question marks Chinese export tax? Timing: When will buyers be back in the market?

36 Investor/Analyst Day November 2008 2.0 4.0 6.0 8.0 10.0 12.0 14.0 16.0 18.0 J06 A J O J07 A J O J08 A J O Gulf Midwest Majority of demand not until spring High downstream inventory Declining urea prices Source: Green Markets The Volatile 2008 Fertilizer Market U.S. UAN Prices: Peak, Then Decline ($ Unit of N)

37 Investor/Analyst Day November 2008 0 50 100 150 200 250 300 W. Europe (Contract Gas) Romania Ukraine U.S. Source: Fertecon, CRU ($/Tonne) The Volatile 2008 Fertilizer Market Current UAN 32% Delivered Cost To The U.S. Gulf Current U.S. Gulf Low Spot Price

38 Investor/Analyst Day November 2008 2006 2007 Volume % of Total Canada 467 673 637 18.2% FSU 1,405 1,122 1,951 55.9% E. Europe 301 410 320 9.2% ROW 665 183 587 16.8% Total 2,838 2,389 3,492 100.0% Fertilizer Year 2008 Two-thirds of U.S. UAN imports are sourced from Russia, Ukraine, Romania and other Eastern Bloc countries Source: US DOC The Volatile 2008 Fertilizer Market U.S. UAN Imports: Imports Still Required (000 Tons UAN 32%)

39 Investor/Analyst Day November 2008 The Volatile UAN Market Market at or close to bottom? Urea stabilizing However, no incentive to book additional tons until spring Floor will be set by landed import prices – and U.S. requires significant UAN imports

40 Investor/Analyst Day November 2008 100 300 500 700 900 1,100 J07 M M J S N J08 M M J S Cur Florida ($/ston) U.S. Export ($/tonne) Source: Fertecon The Volatile 2008 Fertilizer Market DAP Publications Price – Central Florida and Export

41 Investor/Analyst Day November 2008 Domestic Total Production Demand Exports Demand Q307 1,801 869 993 1,862 July 594 104 432 537 Aug 610 153 449 602 Sep 501 130 358 488 Q308 1,705 387 1,239 1,627 Change -5.3% -55.4% 24.8% -12.6% Source: TFI, DOC, CF The Volatile 2008 Fertilizer Market U.S. DAP/MAP Supply/Demand (000 Tons P2O5) Demand Destruction or Demand Shift? - Yes

42 Investor/Analyst Day November 2008 The Volatile 2008 Fertilizer Market Announced Curtailments (000 Tonnes) DAP/MAP Company Location Outage OCP Jorf Lasfar, Morocco 800 GCT Gabes, Tunisia 240 EuroChem Lifosa, Russia 80 EuroChem Phosphorit, Russia 50 PhosAgro Balakova, Russia 85 PhosAgro Cherevpovits, Russia 130 UralChem Voskresensk, Russia 70 Mosaic East Tampa 100 Mosaic Bartow 125 Mosaic New Wales 115 Mosaic Faustina 130 PCS Aurora 75 PCS White Springs 65 Total 2,065

43 Investor/Analyst Day November 2008 Source: Fertecon, GM 0 100 200 300 400 500 600 700 800 900 J07 M M J S N J08 M M J S India Rock India Sulfur ($/Tonne) The Volatile 2008 Fertilizer Market Spot Rock And Sulfur Prices Into India

44 Investor/Analyst Day November 2008 Source: Fertecon, FMB ($/Tonne) The Volatile 2008 Fertilizer Market Integrated versus Non-Integrated DAP Production Cost India U.S. 0 200 400 600 800 Oct. 08 Integrated Upgrading Ammonia Rock Sulfur

45 Investor/Analyst Day November 2008 DAP Market Outlook Market currently under pressure U.S. – Late crop, weather, buyer uncertainty International – credit, demand destruction Production curtailments enough to offset decline in demand? What about China? Key factor – rock prices – i.e. Morocco

46 Investor/Analyst Day November 2008 CF Industries’ Sales and Marketing Monty Summa Vice President, Sales

47 Investor/Analyst Day November 2008 Sales and Marketing Our products and markets The CF Industries brand Growth initiatives

48 Investor/Analyst Day November 2008 Sales and Marketing For almost 60 years, a limited mission: serve cooperative owners New business model broadened our customer base Today’s CF Industries: Ammonia, urea, and UAN – almost exclusively in North America, with 26 percent Corn Belt market share DAP and MAP – approximately 70 percent North America, and through KEYTRADE, 30 percent export. 19 percent Corn Belt market share Potash imported to leverage our distribution capabilities

49 Investor/Analyst Day November 2008 Sales and Marketing In 2008, we completed Branding Initiative Extensive customer interviews and surveys

50 Investor/Analyst Day November 2008 Sales and Marketing Branding Initiative Key Findings: 2007 Our customers want to purchase more product from us Our customers want offerings and relationships beyond pricing We are unknown to some potential customers We have limited global capabilities Customers value our strengths like FPP, customer service, PROMISESM, facilities, and logistical expertise

51 Investor/Analyst Day November 2008 Sales and Marketing Growth initiatives: derive greater value from existing assets and products Maximize the value of distribution assets for ammonia, including larger position in the industrial ammonia market Optimize the direct application ammonia business around our 19 in-market terminals Leverage our distribution network for other products, including potash, “bundling” fertilizer products to meet customer needs Leverage river-based UAN terminals

52 Investor/Analyst Day November 2008 Sales and Marketing Growth initiatives: derive greater value from existing assets and products Optimize our partnership with KEYTRADE for phosphate exports, targeting “niche” markets as “nimble supplier” Develop value-added phosphate products Purchase product for resale where we can add significant value

53 Investor/Analyst Day November 2008 Sales and Marketing We are a leader in sales support CF Industries offers PROMISESM, a secure Internet site providing 24/7 contract, order, and invoice management to customers Includes real-time updates on barge and rail shipments

54 Investor/Analyst Day November 2008 Sales and Marketing CF Industries’ Forward Pricing Program (FPP) We offer forward prices and volumes, primarily for nitrogen, for up to 20 months out For nitrogen, we match orders with derivatives for required natural gas, locking in substantial portion of margin In 3Q08, FPP accounted for 75 percent of nitrogen and 52 percent of phosphate sales

55 Investor/Analyst Day November 2008 Sales and Marketing FPP advantages: Locks in substantial portion of margin on nitrogen sales More effectively schedules production Minimizes working capital requirements Provides exceptional price discovery and market insights Builds closer, committed relationships with customers

56 Investor/Analyst Day November 2008 Sales and Marketing FPP Facts We manage volume to our advantage Future price offerings reflect market expectations as well as locked-in natural gas costs FPP targets margins, not prices

57 Investor/Analyst Day November 2008 Sales and Marketing ‘A premier resource for a seamless supply of high-quality fertilizer’

58 Investor/Analyst Day November 2008 Overview of CF Industries’ Operations Dave Pruett Senior Vice President, Operations

59 Investor/Analyst Day November 2008 Operations Overview Manufacturing operations and the strategic advantages they provide Continuous improvement investments and opportunities Focus on Environmental, Health, and Safety Extensive flexibility and responsiveness of our manufacturing assets

60 Investor/Analyst Day November 2008 Building Today’s CF Industries CF Industries founded in 1946 as cooperative fertilizer buying group Owners concentrated in the U.S. Corn Belt, the “sweet spot” of our market and focus of our operations Initial strategy: smaller nitrogen complexes located in the marketplace

61 Investor/Analyst Day November 2008 Building Today’s CF Industries: Nitrogen During 1980s, strategic decision to close smaller complexes and focus on large facilities with flexibility, economies of scale, and advantaged transportation Today, Donaldsonville, Louisiana and Medicine Hat, Alberta nitrogen complexes are North America’s largest

62 Investor/Analyst Day November 2008 Building Today’s CF Industries: Nitrogen Donaldsonville Nitrogen Complex: Four ammonia plants Four urea plants (three granular) Two UAN plants Net capacities: 1.7 million tons of granular urea 2.7 million tons of UAN 330,000 product tons of ammonia for direct application. (Additional 1.97 million tons of ammonia is upgraded) Complex can increase granular urea to 2.0 million tons by operating UAN at reduced rates

63 Investor/Analyst Day November 2008 NATURAL GAS AMMONIA #1 AMMONIA #2 AMMONIA #3 AMMONIA #4 AMMONIA STORAGE UREA #1 UREA #2 UREA #3 UREA #4 UREA #1 GRANULATOR UREA #2 GRANULATOR UAN #1 UAN #2 UREA #4 GRANULATOR UAN STORAGE UREA STORAGE SHIP BARGE RAIL CAR TRUCK BARGE BARGE SHIP SHIP SHIP PIPELINE RAIL CAR SHIP RAIL CAR TRUCK NAT. GAS AIR WATER NAT. GAS AIR WATER NAT. GAS AIR WATER NAT. GAS AIR WATER Building Today’s CF Industries: Nitrogen Production flexibility: respond to market and operating conditions

64 Investor/Analyst Day November 2008 NATURAL GAS AMMONIA #1 AMMONIA #2 AMMONIA #3 AMMONIA #4 AMMONIA STORAGE UREA #1 UREA #2 UREA #3 UREA #4 UREA #1 GRANULATOR UREA #2 GRANULATOR UAN #1 UAN #2 UREA #4 GRANULATOR UAN STORAGE UREA STORAGE SHIP BARGE RAIL CAR TRUCK BARGE BARGE SHIP SHIP SHIP PIPELINE RAIL CAR SHIP RAIL CAR TRUCK NAT. GAS AIR WATER NAT. GAS AIR WATER NAT. GAS AIR WATER NAT. GAS AIR WATER Building Today’s CF Industries: Nitrogen Production flexibility: “dial” production up and down

65 Investor/Analyst Day November 2008 NATURAL GAS AMMONIA #1 AMMONIA #2 AMMONIA #3 AMMONIA #4 AMMONIA STORAGE UREA #1 UREA #2 UREA #3 UREA #4 UREA #1 GRANULATOR UREA #2 GRANULATOR UAN #1 UAN #2 UREA #4 GRANULATOR UAN STORAGE UREA STORAGE SHIP BARGE RAIL CAR TRUCK BARGE BARGE SHIP SHIP SHIP PIPELINE RAIL CAR SHIP RAIL CAR TRUCK NAT. GAS AIR WATER NAT. GAS AIR WATER NAT. GAS AIR WATER NAT. GAS AIR WATER Building Today’s CF Industries: Nitrogen Production flexibility: “dial” production up and down

66 Investor/Analyst Day November 2008 NATURAL GAS AMMONIA #1 AMMONIA #2 AMMONIA #3 AMMONIA #4 AMMONIA STORAGE UREA #1 UREA #2 UREA #3 UREA #4 UREA #1 GRANULATOR UREA #2 GRANULATOR UAN #1 UAN #2 UREA #4 GRANULATOR UAN STORAGE UREA STORAGE SHIP BARGE RAIL CAR TRUCK BARGE BARGE SHIP SHIP SHIP PIPELINE RAIL CAR SHIP RAIL CAR TRUCK NAT. GAS AIR WATER NAT. GAS AIR WATER NAT. GAS AIR WATER NAT. GAS AIR WATER Building Today’s CF Industries: Nitrogen Production flexibility: “dial” production up and down

67 Investor/Analyst Day November 2008 Continuous Improvement at Donaldsonville Building Today’s CF Industries: Nitrogen * Representative of complex’s four ammonia plants 30.00 31.00 32.00 33.00 34.00 35.00 36.00 37.00 38.00 39.00 40.00 1980 1981 1982 1983 1984 1985 1986 1987 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 Donaldsonville Ammonia No. 3 Plant MMBtu/Ton*

68 Investor/Analyst Day November 2008 Make versus Buy at Donaldsonville Donaldsonville can receive and ship product via three docks on Mississippi River. Can also transfer from vessel directly to barge Building Today’s CF Industries: Nitrogen

69 Investor/Analyst Day November 2008 Medicine Hat (Alberta) Nitrogen Complex Two ammonia plants One urea plant Net capacities 810,000 tons of granular urea 790,000 tons of ammonia for direct application (Additional 460,000 tons of ammonia is upgraded) Building Today’s CF Industries: Nitrogen

70 Investor/Analyst Day November 2008 Continuous Improvement at Medicine Hat Natural Gas Gains at Medicine Hat Building Today’s CF Industries: Nitrogen 30.00 31.00 32.00 33.00 34.00 35.00 36.00 37.00 38.00 39.00 40.00 1980 1981 1982 1983 1984 1985 1986 1987 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 MMBtu of Natural Gas Per Ton

71 Investor/Analyst Day November 2008 Building Today’s CF Industries: Phosphate First manufacturing operations: Idaho Phosphate Works – complex permanently shut down in 1963 Complexes at Bartow and Plant City in Florida operated using purchased rock. Bartow shut down most operations in 1983 Phosphate mine and beneficiation plant in Hardee County began production in 1978

72 Investor/Analyst Day November 2008 Building Today’s CF Industries: Phosphate Central Florida phosphate operations can produce approximately 2.1 million tons of DAP and MAP annually Hardee County is industry’s newest mine and beneficiation plant, with 24 years of proven reserves – 15 fully permitted* * At current operating rates as of 12/31/07

73 Investor/Analyst Day November 2008 Building Today’s CF Industries: Phosphate Continuous improvement/de-bottlenecking projects – primarily in sulfuric acid production – during 2007 added approximately 60,000 tons of annual DAP/MAP and in 2008 approximately 80,000 tons

74 Investor/Analyst Day November 2008 Environmental policy ‘ conduct its business and operate its facilities in a manner designed to protect the environment, the health and safety of its employees, and the communities where its facilities are located’ In phosphate, a number of environmental innovations Building Today’s CF Industries: Phosphate

75 Investor/Analyst Day November 2008 Building Today’s CF Industries A commitment to employee health and safety is central to CF Industries’ culture In 2006 and 2007, company’s incidence rates were well below general industry averages Five company facilities have achieved 40+ years without a lost-time accident 14 company facilities have achieved OSHA Voluntary Protection Program STAR ranking

76 Investor/Analyst Day November 2008 Building Today’s CF Industries ‘Modern, efficient, and flexible production assets, well positioned to serve our customers’

77 Investor/Analyst Day November 2008 CF Industries’ Supply Chain Phil Koch Vice President, Supply Chain

78 Investor/Analyst Day November 2008 A system built on flexibility and responsiveness Make versus Buy capability at Donaldsonville Advantages in the marketplace today – and strategies to build on those advantages tomorrow CF Industries’ Supply Chain

79 Investor/Analyst Day November 2008 ‘Optimize the purchase of raw materials and product, scheduling of operations, and distribution of product to improve CF Industries’ profitability’ CF Industries’ Supply Chain

80 Investor/Analyst Day November 2008 Raw materials: Natural Gas Donaldsonville, Louisiana complex is located near Henry Hub, primary natural gas pricing point in the U.S. Complex is served by five natural gas pipelines owned by three different companies Donaldsonville is one of largest industrial consumers of natural gas in North America CF Industries’ Supply Chain

81 Investor/Analyst Day November 2008 Raw materials: Natural Gas Medicine Hat, Alberta nitrogen complex is served by two pipelines from Canada’s AECO Hub Medicine Hat is ‘The Gas City,’ a reference to region’s abundant supplies of natural gas. AECO natural gas typically provides nearly $30 per ton cost advantage for ammonia Combined, nitrogen production units consume about 360,000 MMBtu of natural gas per day at capacity operations CF Industries’ Supply Chain

82 Investor/Analyst Day November 2008 Phosphate raw materials: Sulfur Eight major sulfur suppliers Close committed relationships No lost DAP/MAP production due to sulfur in ‘08 CF Industries’ Supply Chain

83 Investor/Analyst Day November 2008 Phosphate raw materials: Ammonia Sourced primarily from Trinidad and the Black Sea region Imported through our deep-water ammonia terminal at Port of Tampa CF Industries’ Supply Chain

84 Investor/Analyst Day November 2008 Transportation flexibility: Nitrogen Barge, pipeline, rail, and truck at Donaldsonville Barge and pipeline very cost effective for ammonia Truck and rail at Medicine Hat CF Industries’ Supply Chain

85 Investor/Analyst Day November 2008 Transportation flexibility: Phosphate Rail, truck, and vessel from Central Florida phosphate operations Warehouse at Port of Tampa CF Industries’ Supply Chain

CF Industries' Supply Chain



Medicine Hat
Donaldsonville
Nitrogen Manufacturing Complex
Ammonia Terminal
Ammonia Terminal & UAN Terminal
UAN Terminal
Urea & Phosphate Warehouse
Low
High
Fertilizer Intensity

Investor/Analyst Day
November 2008
CF Industries
86

87 Investor/Analyst Day November 2008 CF Industries’ Supply Chain Distribution flexibility: Distribution assets: high-volume operations and extremely productive Positioned in Corn Belt to serve America’s breadbasket 2200 rail cars 6 ammonia and 20 UAN barges In-market storage for 1.2 million tons of nitrogen and 200,000 tons of phosphate 39 distribution facilities

88 Investor/Analyst Day November 2008 ‘The hub of our operations’ CF Industries’ Supply Chain

89 Investor/Analyst Day November 2008 CF Industries’ Strategy to Grow Steve Wilson Chairman, President & CEO

90 Investor/Analyst Day November 2008 A Strategy To Build Value Optimize value of existing business Pursue value-added investments

91 Investor/Analyst Day November 2008 A Strategy To Build Value Optimize Existing Nitrogen Operations North America is once again the place to be! Outlook for North American production is positive – new global paradigm for natural gas Gas production (e.g. shale gas) has responded rapidly to price signals North America less dependent on gas imports than many nitrogen producing regions Russia now pricing gas to external customers at very high levels LNG has created more global market ‘Stranded gas’ regions demanding higher prices for gas-fueled projects

92 Investor/Analyst Day November 2008 Focus on natural gas conversion efficiency and de-bottlenecks to add incremental capacity In 2006, approved $11 million-plus project at Donaldsonville that reduced energy consumption by 0.42 MMBtu per ton of ammonia at two plants In 2007, approved $25 million-plus project that reduced energy consumption by 0.50 MMBtu per ton of ammonia at two ammonia plants and increased capacity by 21,000 tons per year In 2008, authorized an additional $79 million-plus project expected to reduce energy consumption by 0.35-0.40 MMBtu per ton at four ammonia plants and increase capacity by 50,000 tons per year A Strategy To Build Value Optimize Existing Nitrogen Operations

93 Investor/Analyst Day November 2008 Focus on natural gas conversion efficiency and de-bottlenecks to add incremental capacity Also implemented changes to reduce gas usage in urea plants and modestly increase UAN capacity Ongoing pipeline of new internal opportunities A Strategy To Build Value Optimize Existing Nitrogen Operations

94 Investor/Analyst Day November 2008 Phosphate in uncharted waters: outlook remains positive Availability of economically recoverable phosphate reserves is limited Rock and phosphoric acid exporters recognize their products are key drivers in phosphate value chain U.S. integrated industry is well positioned for ammonia, sulfur, market access – and profitability! A Strategy To Build Value Optimize Existing Phosphate Operations

95 Investor/Analyst Day November 2008 Focus on increased output, improved reliability, and extended asset life Ongoing expansion of sulfuric acid capacity 2007: 40,000 tons 2008: 110,000 tons 2009: 125,000 tons In Q3 ‘08, purchased third dragline for Hardee County mine Ongoing acquisitions of small land parcels contiguous to mine. One ‘08 purchase added 1 million tons of reserves: 3 months of mine life A Strategy To Build Value Optimize Existing Phosphate Operations

96 Investor/Analyst Day November 2008 Focus on: Extracting more value from UAN and dry product distribution systems Capitalizing on value-added opportunities in ammonia In 2006 Deepened navigation channel at Donaldsonville Mississippi River docks to enhance ammonia import capability In 2008 Purchased potash to move through dry product system Shifted East Coast UAN sales to KEYTRADE A Strategy To Build Value Optimize Existing Supply Chain

97 Investor/Analyst Day November 2008 General strategy: pursue best available opportunities consistent with ‘what we do well’ Industry consolidation and turnover will increase opportunities to acquire existing assets/players Growing demand for food/fiber will create opportunities in new markets Further opportunities exist in regions with cost-advantaged raw materials KEYTRADE global network will help identify opportunities A Strategy To Build Value Identify External Growth Opportunities

98 Investor/Analyst Day November 2008 Perú Nitrogen Complex New source of natural gas with attractive pricing Access to ‘underserved’ markets Follows ‘what we do well’ criterion Requires an attractive rate of return Acquisition of 50 percent of KEYTRADE in 2007 Real time global market intelligence Constructive perspective vis-à-vis existing CF Industries business Dedicated marketing of phosphate exports Ongoing opportunities for spot business Potential deal flow Exposure of CF Industries’ employees to global business A Strategy To Build Value Identify External Growth Opportunities

99 Investor/Analyst Day November 2008 Disciplined operations management Disciplined capital investment Disciplined financial management A Strategy To Build Value

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